UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06292

UBS Investment Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2019

Item 1.  Reports to Stockholders.

UBS U.S. Allocation Fund

Semiannual Report | February 28, 2019

UBS U.S. Allocation Fund

April 15, 2019

Dear shareholder,

We present you with the semiannual report for UBS US Allocation Fund (the "Fund") for the six months ended February 28, 2019.

Performance

Over the six months ended February 28, 2019, the Fund's Class A shares returned -2.72% before deducting the maximum sales charge and returned -8.07% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index,1 which tracks large cap US equities, returned -3.04%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark),2 which returned -1.36% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 6; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

The US economic expansion continued during the reporting period, although the pace moderated. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 4.2% seasonally adjusted annualized rate during the second quarter of 2018—the strongest pace since the third quarter of 2014. GDP growth then decelerated to 3.4% during the third quarter. Finally, the US Commerce Department's final reading for fourth quarter 2018 GDP growth—released after the reporting period ended—was 2.2%.3

The US Federal Reserve Board (the "Fed") tightened monetary policy during the reporting period. Specifically, the Fed raised rates at its meetings in September and December 2018, for a total of four rate hikes in 2018. With its December 2018 increase, the federal funds rate moved to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed took a less aggressive stance on future rate hikes, saying, "In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate."

Despite a strong finish, the global equity market generated weak results during the reporting period. US equities posted positive returns during the first month of the period. Supporting the market were corporate profits that often exceeded expectations. However, those gains were more than offset by a sharp decline over two of the next three months. In late December 2018, the US stock market, as measured by the S&P 500 Index,4 narrowly averted its first bear market (a decline of 20% from its peak) in a decade. Signs of moderating global growth, an ongoing

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Alan Zlatar
Paul Lang
UBS Asset Management
(Americas) Inc.

Commencement:

Class A—May 10, 1993
Class P—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Blomberg Barclays US Aggregate Index and 5% ICE BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Index and 5% ICE BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

3  Based on the Commerce Department's final reading announced on March 28, 2019.

4  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

trade dispute between the US and China, concerns over future Fed rate hikes and a partial government shutdown negatively impacted investor sentiment. However, the market recoupled a portion of its losses in January and February 2019, as investor risk appetite returned, partially triggered by the Fed's more accommodative stance regarding future rate hikes. All told, the S&P 500 Index declined 3.04% during the six months ended February 28, 2019.

The global fixed income market generated a positive return during the reporting period. In the US, despite two Fed rate hikes, short-term Treasury yields declined. Longer-term Treasury yields also fell, partially due to several flights to quality and signs of moderating global growth. For the six months ended February 28, 2019, the yield on the US 10-year Treasury fell from 2.86% to 2.73% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,5 rose 1.99% during the reporting period. Returns of riskier fixed income securities were also positive. High-yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,6 gained 2.01% for the six months ended February 28, 2019. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 rose 5.65%.

Portfolio commentary

What worked

•  In the US Equity Core portion of the Fund, stock selection in the information technology and financials sectors were the largest contributors to performance. On an individual stock basis, the largest contributors included:

  • Shares of Marsh and McLennan rallied as it reported solid quarterly reports. The company's organic growth results were much improved over previous levels, highlighted by a bounce-back for its Consulting segment, which reported underlying 5% revenue growth. Operating margins in both the company's Risk and Consulting segments were in-line with expectations and its Chief Executive Officer noted expectations for continued organic margin improvement.

  • We sold out of Walgreens at end of November 2018, as the stock rallied and reached our estimate of intrinsic value. Subsequently, shares of Walgreens weakened due to mixed quarterly results.

  • Shares of Incyte benefited as small- and mid-cap biotechnology companies generally rallied during the reporting period. This was partially driven by renewed optimism that large-cap biopharma companies will turn to mergers and acquisitions (M&A) to offset weakened pricing power and upcoming exclusivity losses for key products. In addition, Incyte's partner (Eli Lilly) reported positive Phase 3 results for Baracitinib, a drug used for the treatment of rheumatoid arthritis. We believe this should drive incremental sales, as well as de-risk Incyte's wholly owned topical JAK (Janus-Associated Kinase) program in a similar indication.

5  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

•  In the US Equity Core portion of the Fund, an underweight in the energy sector was positive for performance.

•  In the US growth equity portion of the Fund, stock selection in the health care and information technology sectors contributed to performance. A number of holdings were additive for performance, including the following:

  • Shares of Netflix rebounded from a selloff at the end of 2018. The company benefited from the enactment of a price increase in the US that highlighted Netflix's potential pricing power. In addition, the company delivered above-consensus total net subscriber numbers in the fourth quarter of 2018 and provided guidance that exceeded expectations.

  • ServiceNow's shares rallied after the company reported robust quarterly results. Strong revenue growth came from greater penetration of Global 2000 accounts and helped ServiceNow's earnings leverage. Additionally, the company's total addressable market (TAM) expansion strategy bore fruit, as ServiceNow finalized increasingly large deals outside of the company's original information technology (IT) service cloud offering, especially in the areas of IT security and customer service.

  • Shares of Broadcom performed well as the company delivered better than expected fourth quarter 2018 results. This was driven by solid gross margin performance and cost controls. Broadcom also provided positive guidance following the completion of its acquisition of Computer Associates. Furthermore, the company has materially boosted its cash return through a higher dividend and additional share buyback authority. The company's performance and guidance also helped to alleviate concerns following the unexpected announcement of its acquisition of Computer Associates in July 2018.

What didn't work

•  Overall, asset allocation detracted from performance during the reporting period.8

  – We began the reporting period overweight equities and underweight fixed income versus the Index, with a 68.5% and 23.5% allocation, respectively, and an 8.0% target weight to cash.

  – At the end of the reporting period, the Fund was allocated as follows: US equities—67.0%; US investment grade bonds—17.0%; US high yield bonds—2.5%; US TIPS—0.0%; cash—13.5%. For comparison purposes, neutral Index weights for the Fund are 65.0% equities and 35.0% fixed income.

  We tactically adjusted the portfolio during the six-month reporting period given the changing economic and market environment. We increased our overweight to equities and slightly reduced our underweight to fixed income by reducing the Fund's high yield underweight at the beginning of the period, as we felt that risk assets were oversold. We held our allocations steady for most of the time after that. Then, in February 2019, we trimmed our overweight to equities and further reduced our allocation to US investment grade bonds. The proceeds were used to raise cash given the rally witnessed across US equities and given limited upside to US bonds.

  • From a market allocation perspective, a long position in Oil & Gas which was closed in November 2018, detracted from performance.

•  Overall, US security selection detracted from results during the reporting period.

8  Allocations include derivative exposure.

•  In the US growth equity portion of the Fund, an overweight to consumer discretionary and an underweight to industrials detracted from relative results. In addition, security selection in communication services was a headwind for performance. On an individual stock basis, the largest detractors included:

  • Shares of NVIDIA Corp. declined as the company posted disappointing quarterly results. We believe NVIDIA Corp. was caught off guard when channel inventory increased for older mid-range gaming products as crypto currency demand had evaporated. We believe the company is taking the right steps to clear channel inventory as it embarks on its new product cycle. Additionally, we note that the company's data center, professional visualization and automotive products posted decent results, suggesting that NVIDIA Corp. should be able to return to long term growth. We continue to hold this security.

  • Take-Two Interactive Software's shares declined as the company reported mixed quarterly results and guidance. While industry competition remains intense, we believe Take-Two Interactive Software's focus on product quality and innovation will allow it to effectively monetize its roster of titles over the longer term. We continue to hold this security.

  • Shares of Mohawk Industries performed poorly due to delays in the ramp of new luxury vinyl capacity. The company also experienced headwinds from raw material inflation and market share losses in ceramic flooring. Collectively, these factors drove a downward revision in the company's forward revenue and earnings estimates. Given an extension in the timeline to realize sales acceleration and positive operating leverage from new capacity, we believed there was limited near-term visibility for a rebound in the company's fundamentals. We therefore exited our position during the reporting period.

•  In the US equity core portion of the Fund, underweights in the utilities and real estate sectors had a negative impact on relative performance.

•  Security selection in health care and consumer discretionary sectors detracted the most from returns in the US Equity Core portion of the Fund. On an individual stock basis, the largest detractors included:

  • Allergan's share price fell as it reported mixed earnings results. Additionally, in December 2018 the company announced that it will be withdrawing their textured breast implants in Europe due to potential concerns that they increase the risk of developing a rare form of lymphoma. In our view, the outsized stock price move reflects investors' frustration more than any realistic assessment of the significant legal exposure. Over the next six to nine months, Allergan will have several important pipeline programs. In our opinion, success in any of these programs could begin to change the narrative around the company. We continue to hold this security.

  • Shares of Concho Resources were negatively impacted by infrastructure bottlenecks in the Permian basin, namely insufficient pipeline capacity. The result has pressured the company's revenue and margins. Concho Resources is the lowest cost operator in the Permian basin, generates free cash and has hedged more than 50% of its 2019 production at attractive prices. Concho Resources' share price implies that the price of oil remain at $50 in perpetuity, which we believe to be a bargain. We continue to hold this security.

  • Shares of Micron Technology underperformed during the reporting period, driven by concerns regarding near-term NAND and DRAM memory pricing. We are encouraged by the company's decision to cut capital spending to bring supply of both product types in line with industry demand. We believe the future of the memory industry will be more profitable than the past and, therefore, we continue to allocate a large portfolio weight to semiconductor memory stocks, including Micron Technology and Western Digital.

•  Relative to the benchmark, the use of fixed income and equity derivatives (futures, options, and swaps) detracted to the Fund's results. These derivative instruments, which were utilized to manage the Fund's fixed income and equity exposure, were a headwind for performance.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President UBS U.S. Allocation Fund Executive Director UBS Asset Management (Americas) Inc.	Alan Zlatar Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

Paul Lang Portfolio Manager UBS U.S. Allocation Fund Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 28, 2019. The views and opinions in the letter were current as of April 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 02/28/2019	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.72)%	1.87%	6.29%	12.68%
Class P2	(2.60)	2.15	6.58	13.01
After deducting maximum sales charge
Class A1	(8.07)	(3.72)	5.10	12.05
S&P 500 Index.[3]	(3.04)	4.68	10.67	16.67
UBS U.S. Allocation Fund Benchmark[4]	(1.36)	4.76	7.63	12.69
Lipper Flexible Portfolio Funds median	(1.96)	(0.32)	3.45	8.95

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 03/31/2019	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.12)%	4.16%	6.54%	12.00%
Class P2	(0.99)	4.43	6.82	12.32
After deducting maximum sales charge
Class A1	(6.56)	(1.57)	5.34	11.37

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2018 prospectuses, were as follows: Class A—1.02% and 1.02%; and Class P—0.76% and 0.76%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2018, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2019 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 5% ICE BofAML US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2018 to February 28, 2019.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value September 1, 2018	Ending account value February 28, 2019	Expenses paid during period[1] 09/01/18 to 02/28/19	Expense ratio during the period
Class A	Actual	$1,000.00	$972.80	$4.74	0.97%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97
Class P	Actual	1,000.00	974.00	3.52	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics—February 28, 2019 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Amazon.com, Inc.	2.1%
Visa, Inc., Class A	1.3
Microsoft Corp.	1.2
Johnson & Johnson	1.2
Facebook, Inc., Class A	1.1
Walt Disney Co./The	1.1
American Express Co.	1.1
Marsh & McLennan Cos., Inc.	1.0
Philip Morris International, Inc.	1.0
Synchrony Financial	0.9
Total	12.0%
Top ten long-term fixed income holdings[1]	Percentage of net assets
US Treasury Inflation Index Note (TIPS), 0.625% due 07/15/21	1.5%
Federal National Mortgage Association Certificate, 3.500% due 02/01/48	0.9
US Treasury Inflation Index Note (TIPS), 0.500% due 01/15/28	0.9
US Treasury Inflation Index Note (TIPS), 0.625% due 04/15/23	0.6
Federal National Mortgage Association Certificate, 4.000% due 06/01/47	0.6
Federal National Mortgage Association Certificate, 4.000% due 03/01/49	0.6
Government National Mortgage Association Certificate II, 3.000% due 08/20/46	0.6
Federal National Mortgage Association Certificate, 4.000% due 07/01/48	0.5
US Treasury Bond, 3.125% due 05/15/48	0.5
Federal National Mortgage Association Certificate, 4.000% TBA	0.5
Total	7.2%
Top five issuer breakdown by country or territory of origin[1]	Percentage of total investments
United States	94.8%
Bermuda	1.0
Ireland	1.0
Netherlands	0.6
United Kingdom	0.5
Total	97.9%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio statistics—February 28, 2019 (unaudited) (concluded)

Asset allocation[1]	Percentage of net assets
Common stocks	42.8%
Corporate bonds	10.3
Mortgage & agency debt securities	7.5
US government obligations	4.3
Investment company	4.1
Asset-backed securities	2.5
Commercial mortgage-backed securities	2.1
Non-US government obligations	0.4
Municipal bonds and notes	0.3
Loan assignment	0.0	*
Preferred stock	0.0	*
Futures and swaps	1.6
Cash equivalents and other assets less liabilities	24.1
Total	100.0%

*  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

	Number of shares	Value
Common stocks—42.8%
Aerospace & defense—0.6%
HEICO Corp., Class A	887	$70,951
Spirit AeroSystems Holdings, Inc., Class A	12,490	1,234,012
		1,304,963
Airlines—0.8%
Delta Air Lines, Inc.	35,595	1,764,800
Auto components—0.3%
Aptiv PLC	9,224	766,607
Automobiles—0.4%
General Motors Co.	22,334	881,746
Banks—1.8%
First Republic Bank	3,239	340,030
JPMorgan Chase & Co.	20,257	2,114,020
Wells Fargo & Co.	35,695	1,780,824
		4,234,874
Biotechnology—1.4%
Alexion Pharmaceuticals, Inc.*	5,873	794,793
Alnylam Pharmaceuticals, Inc.*	3,207	272,595
Bluebird Bio, Inc.*	1,560	242,143
Coherus Biosciences, Inc.*,1	15,654	224,478
Incyte Corp.*	12,855	1,108,487
Ironwood Pharmaceuticals, Inc.*,1	47,887	681,911
		3,324,407
Building products—0.7%
Allegion PLC	8,700	782,652
Masco Corp.	24,425	917,403
		1,700,055
Capital markets—0.6%
Ameriprise Financial, Inc.	9,720	1,279,444
Chemicals—0.1%
Sherwin-Williams Co./The	786	340,495
Commercial services & supplies—0.5%
MSA Safety, Inc.	7,123	736,447
Stericycle, Inc.*	8,613	383,967
		1,120,414
Communications equipment—0.3%
Arista Networks, Inc.*	2,072	591,038
Consumer finance—2.0%
American Express Co.	22,212	2,393,121
Synchrony Financial	66,238	2,160,021
		4,553,142
Distributors—0.3%
LKQ Corp.*	28,853	799,228
Electrical equipment—0.3%
Rockwell Automation, Inc.	3,993	712,990
	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—0.3%
IPG Photonics Corp.*	4,973	$770,964
Energy equipment & services—0.1%
Halliburton Co.	7,510	230,482
Entertainment—2.4%
Activision Blizzard, Inc.	11,806	497,505
Electronic Arts, Inc.*	6,470	619,696
Netflix, Inc.*	2,291	820,407
Take-Two Interactive Software, Inc.*	10,918	952,705
Walt Disney Co./The	22,821	2,575,122
		5,465,435
Equity real estate investment trusts—0.8%
Crown Castle International Corp.	6,100	724,375
Simon Property Group, Inc.	6,111	1,107,069
		1,831,444
Food products—0.4%
Mondelez International, Inc., Class A	22,101	1,042,283
Health care equipment & supplies—1.0%
Abbott Laboratories	9,092	705,721
Cooper Cos., Inc./The	1,738	497,051
Danaher Corp.	4,918	624,684
LivaNova PLC*	4,100	382,120
		2,209,576
Health care providers & services—1.4%
Anthem, Inc.	2,341	704,009
HealthEquity, Inc.*	3,423	275,483
Laboratory Corp. of America Holdings*	6,488	961,781
UnitedHealth Group, Inc.	5,712	1,383,561
		3,324,834
Hotels, restaurants & leisure—0.9%
Hyatt Hotels Corp., Class A	6,848	498,329
McDonald's Corp.	1,699	312,344
Norwegian Cruise Line Holdings Ltd.*	21,266	1,180,901
		1,991,574
Insurance—1.6%
Marsh & McLennan Cos., Inc.	24,547	2,283,362
MetLife, Inc.	30,489	1,377,798
		3,661,160
Interactive media & services—2.1%
Alphabet, Inc., Class A*	1,707	1,923,021
Facebook, Inc., Class A*	16,094	2,598,376
IAC/InterActiveCorp.*	2,162	460,614
		4,982,011
Internet & direct marketing retail—2.6%
Alibaba Group Holding Ltd., ADR*	1,288	235,743
Amazon.com, Inc.*	2,978	4,883,414
Expedia Group, Inc.	7,301	900,286
		6,019,443

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
IT services—2.1%
GoDaddy, Inc., Class A*	7,846	$585,704
Square, Inc., Class A*	3,272	265,817
Visa, Inc., Class A	21,070	3,120,889
Worldpay, Inc., Class A*	10,068	964,514
		4,936,924
Life sciences tools & services—0.4%
Bio-Rad Laboratories, Inc., Class A*	3,348	906,973
Machinery—1.3%
AGCO Corp.	15,501	1,047,557
Caterpillar, Inc.	6,567	901,912
Gardner Denver Holdings, Inc.*	41,561	1,115,913
		3,065,382
Metals & mining—0.4%
Steel Dynamics, Inc.	25,191	940,128
Multiline retail—0.3%
Dollar General Corp.	5,956	705,548
Oil, gas & consumable fuels—1.2%
Concho Resources, Inc.	12,185	1,340,350
Hess Corp.	23,347	1,350,624
		2,690,974
Personal products—0.2%
Estee Lauder Cos., Inc./The, Class A	3,541	555,725
Pharmaceuticals—2.0%
Allergan PLC	9,436	1,299,431
Eli Lilly & Co.	4,311	544,436
Johnson & Johnson	20,590	2,813,418
		4,657,285
Road & rail—0.4%
Union Pacific Corp.	5,323	892,667
Semiconductors & semiconductor equipment—3.4%
Applied Materials, Inc.	13,875	531,968
KLA-Tencor Corp.	4,723	545,459
Lam Research Corp.	2,967	522,459
Marvell Technology Group Ltd.	49,273	982,996
Micron Technology, Inc.*	29,886	1,221,740
NVIDIA Corp.	3,514	542,070
NXP Semiconductors NV	11,064	1,010,364
Qorvo, Inc.*	7,488	525,208
Skyworks Solutions, Inc.	6,010	490,777
Teradyne, Inc.	12,128	495,186
Universal Display Corp.	7,378	1,101,093
		7,969,320
Software—3.4%
Adobe, Inc.*	3,300	866,250
Autodesk, Inc.*	4,472	728,981
Microsoft Corp.	26,202	2,935,410
Salesforce.com, Inc.*	11,360	1,859,064
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
ServiceNow, Inc.*	3,534	$846,181
Ultimate Software Group, Inc./The*	2,006	664,989
		7,900,875
Specialty retail—1.1%
Carvana Co.*,1	4,516	202,588
Michaels Cos., Inc./The*,1	46,397	656,053
Ross Stores, Inc.	6,126	580,929
TJX Cos., Inc./The	19,557	1,003,078
		2,442,648
Technology hardware, storage & peripherals—1.1%
Apple, Inc.	9,083	1,572,722
Western Digital Corp.	20,087	1,010,376
		2,583,098
Textiles, apparel & luxury goods—0.6%
Lululemon Athletica, Inc.*	3,456	519,852
NIKE, Inc., Class B	10,711	918,254
		1,438,106
Tobacco—1.0%
Philip Morris International, Inc.	25,442	2,211,927
Wireless telecommunication services—0.2%
T-Mobile US, Inc.*	7,661	553,201
Total common stocks (cost—$86,065,482)		99,354,190
Investment company—4.1%
iShares Russell 1000 Value ETF (cost—$8,305,506)	77,650	9,578,128
Preferred stock—0.0%†
Financial services—0.0%†
Squaretwo Financial Corp.[2,3] (cost—$0)	35,000	0
	Face amount
US government obligations—4.3%
US Treasury Bonds 3.000%, due 08/15/48	$295,000	289,918
3.125%, due 02/15/43	260,000	262,438
3.125%, due 05/15/48	1,245,000	1,253,608
3.375%, due 11/15/48	215,000	227,295
3.750%, due 11/15/43	395,000	441,227
US Treasury Inflation Index Notes (TIPS) 0.500%, due 01/15/28	2,016,819	1,969,628
0.625%, due 07/15/21	3,461,516	3,474,024
0.625%, due 04/15/23	1,421,242	1,419,104
US Treasury Note 2.750%, due 09/15/21	675,000	678,982
Total US government obligations (cost—$9,964,602)		10,016,224

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

	Face amount	Value
Mortgage & agency debt securities—7.5%
Federal Home Loan Mortgage Corporation Certificates, 3.000%, due 11/01/46	$291,073	$285,005
3.000%, due 07/01/47	453,246	443,726
3.000%, due 08/01/47	389,792	381,574
4.000%, due 08/01/47	85,531	87,549
4.000%, due 11/01/47	289,503	296,055
4.000%, due 12/01/47	495,194	506,403
4.500%, due 06/01/47	320,217	332,029
5.000%, due 03/01/38	23,477	25,118
5.500%, due 05/01/37	178,071	193,927
5.500%, due 08/01/40	24,155	26,153
6.500%, due 08/01/28	57,342	62,945
Federal National Mortgage Association Certificates, 1.875%, due 09/24/26	200,000	186,643
2.375%, due 01/19/23	590,000	585,920
3.500%, due 12/01/47	393,686	393,968
3.500%, due 02/01/48	2,071,254	2,072,740
3.500%, due 03/01/48	884,686	885,321
4.000%, due 12/01/39	84,496	86,895
4.000%, due 02/01/41	46,606	47,937
4.000%, due 08/01/45	224,932	231,244
4.000%, due 06/01/47	1,367,692	1,398,822
4.000%, due 11/01/47	220,384	225,350
4.000%, due 07/01/48	1,245,015	1,269,909
4.000%, due 03/01/49	1,325,000	1,351,493
4.000%, TBA	1,100,000	1,121,377
4.500%, due 09/01/37	226,706	237,809
4.500%, due 07/01/47	247,424	256,250
5.000%, due 10/01/39	9,528	10,198
5.000%, due 05/01/40	15,334	16,415
5.500%, due 08/01/39	86,451	92,306
7.000%, due 08/01/32	142,620	162,201
7.500%, due 02/01/33	2,362	2,528
Government National Mortgage Association Certificate I, 4.000%, due 07/15/42	69,950	72,275
Government National Mortgage Association Certificates II, 3.000%, due 08/20/46	1,335,691	1,320,462
3.000%, due 01/20/47	161,761	159,809
3.000%, due 07/20/47	500,105	493,944
3.000%, due 08/20/47	377,207	372,522
3.500%, due 04/20/47	1,072,153	1,082,326
4.500%, due 08/20/48	416,143	430,900
6.000%, due 11/20/28	548	602
6.000%, due 02/20/29	1,291	1,417
6.000%, due 02/20/34	244,758	260,142
Total mortgage & agency debt securities (cost—$17,530,840)		17,470,209
Asset-backed securities—2.5%
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D, 3.820%, due 03/18/24	175,000	176,674
	Face amount	Value
Asset-backed securities—(continued)
Capital Auto Receivables Asset Trust, Series 2015-4, Class D, 3.620%, due 05/20/21	$125,000	$125,546
Series 2016-3, Class D, 2.650%, due 01/20/24	125,000	124,342
Capital One Multi-Asset Execution Trust, Series 2005-B3, Class B3, 3 mo. USD LIBOR + 0.550%, 3.337%, due 05/15/28[4]	350,000	342,723
Dell Equipment Finance Trust, Series 2018-1, Class C, 3.530%, due 06/22/23[5]	331,000	332,063
Series 2018-1, Class D, 3.850%, due 06/24/24[5]	210,000	211,029
Drive Auto Receivables Trust, Series 2015-BA, Class D, 3.840%, due 07/15/21[5]	167,729	168,021
Series 2015-DA, Class D, 4.590%, due 01/17/23[5]	200,000	201,725
Series 2016-BA, Class C, 3.190%, due 07/15/22[5]	101,828	101,891
Series 2017-1, Class D, 3.840%, due 03/15/23	125,000	125,755
Series 2017-2, Class C, 2.750%, due 09/15/23	141,502	141,441
Series 2017-3, Class B, 2.300%, due 05/17/21	46,501	46,489
Series 2018-2, Class D, 4.140%, due 08/15/24	350,000	353,928
Series 2018-4, Class D, 4.090%, due 01/15/26	250,000	252,809
Exeter Automobile Receivables Trust, Series 2018-1, Class AD, 3.530%, due 11/15/23[5]	150,000	149,554
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 3.731%, due 03/17/37[4,5]	150,000	148,242
Santander Drive Auto Receivables Trust, Series 2017-2, Class D, 3.490%, due 07/17/23	150,000	149,822
Series 2017-3, Class D, 3.200%, due 11/15/23	325,000	323,127
Series 2018-2, Class C, 3.350%, due 07/17/23	225,000	225,453
Series 2018-2, Class D, 3.880%, due 02/15/24	225,000	226,480
Sofi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, due 02/25/27[5]	175,000	174,678
Series 2018-2, Class A2, 3.350%, due 04/26/27[5]	300,000	299,778
Series 2018-2, Class B, 3.790%, due 04/26/27[5]	200,000	201,171
Series 2018-3, Class B, 4.020%, due 08/25/27[5]	200,000	202,409

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

	Face amount	Value
Asset-backed securities—(concluded)
Series 2019-1, Class A, 3.240%, due 02/25/28[5]	$550,000	$550,284
Tesla Auto Lease Trust, Series 2018-B, Class A, 3.710%, due 08/20/21[5]	307,684	310,768
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, due 04/15/25	225,000	219,758
Total asset-backed securities (cost—$5,874,575)		5,885,960
Commercial mortgage-backed securities—2.1%
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 1 mo. USD LIBOR + 2.100%, 4.589%, due 04/15/35[4,5]	200,000	199,310
Bank, Series 2017-BNK7, Class C, 4.056%, due 09/15/60[6]	200,000	195,739
Series 2018-BNK14, Class E, 3.000%, due 09/15/60[5,6]	350,000	263,434
BBCMS Trust, Series 2015-SRCH, Class A2, 4.197%, due 08/10/35[5]	350,000	364,344
CHT Mortgage Trust, Series 2017-COSMO, Class D, 1 mo. USD LIBOR + 2.250%, 4.739%, due 11/15/36[4,5]	375,000	375,936
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class D, 3.000%, due 09/15/50[5]	450,000	355,521
COMM Mortgage Trust, Series 2015-CCRE24, Class D, 3.463%, due 08/10/48[6]	150,000	129,350
Series 2016-DC2, Class A5, 3.765%, due 02/10/49	160,000	162,778
Series 2017-COR2, Class C, 4.562%, due 09/10/50[6]	250,000	251,799
Series 2018-COR3, Class C, 4.561%, due 05/10/51[6]	127,000	127,750
FREMF Mortgage Trust, Series 2017-K64, Class B, 3.981%, due 05/25/50[5,6]	50,000	48,998
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 1 mo. USD LIBOR + 3.900%, 5.932%, due 07/15/31[4,5]	61,470	61,492
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[5]	425,000	417,350
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class D, 1 mo. USD LIBOR + 2.050%, 4.539%, due 02/15/35[4,5]	150,000	149,997
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	250,000	253,005
	Face amount	Value
Commercial mortgage-backed securities—(concluded)
Series 2015-C29, Class D, 3.670%, due 05/15/48[6]	$150,000	$120,803
Series 2016-C2, Class D, 3.399%, due 06/15/49[5,6]	300,000	253,876
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class AS, 3.994%, due 12/15/49[6]	260,000	263,146
Series 2017-C34, Class C, 4.186%, due 11/15/52[6]	150,000	146,320
Morgan Stanley Capital I, Series 2017-HR2, Class C, 4.227%, due 12/15/50[6]	250,000	244,784
Series 2017-HR2, Class D, 2.730%, due 12/15/50	125,000	102,118
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.836%, due 05/15/51[6]	150,000	152,804
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 1 mo. USD LIBOR + 2.570%, 5.060%, due 11/15/29[4,5]	180,771	180,593
Total commercial mortgage-backed securities (cost—$4,873,933)		4,821,247
Corporate bonds—10.3%
Aerospace & defense—0.1%
DynCorp International, Inc. 10.375% Cash, 1.500% PIK, 11.875%, due 11/30/20[7]	66,472	68,134
TransDigm, Inc. 6.500%, due 07/15/24	75,000	75,750
United Technologies Corp. 4.125%, due 11/16/28	150,000	152,349
		296,233
Auto loans—0.0%†
General Motors Financial Co., Inc. 2.350%, due 10/04/19	50,000	49,804
3.700%, due 11/24/20	60,000	60,260
		110,064
Automobile OEM—0.1%
Ford Motor Credit Co. LLC 8.125%, due 01/15/20	150,000	155,797
General Motors Co. 6.750%, due 04/01/46	100,000	102,934
		258,731
Automotive parts—0.0%†
Allison Transmission, Inc. 5.000%, due 10/01/24[5]	40,000	40,250
Meritor, Inc. 6.250%, due 02/15/24	50,000	50,813
		91,063

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Banking-non-US—0.3%
Australia & New Zealand Banking Group Ltd. MTN 2.700%, due 11/16/20	$50,000	$49,783
Barclays PLC 4.337%, due 01/10/28	305,000	295,175
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	119,690
National Westminster Bank PLC, Series C, 3 mo. USD LIBID + 0.250%, 2.879%, due 05/28/19[4,8]	40,000	31,200
Royal Bank of Scotland Group PLC (fixed, converts to FRN on 09/30/31), 7.648%, due 09/30/31[8]	25,000	31,250
Standard Chartered PLC (fixed, converts to FRN on 07/30/37), 7.014%, due 07/30/37[5,8]	100,000	106,875
		633,973
Banking-US—1.1%
BB&T Corp. MTN 2.625%, due 06/29/20	140,000	139,408
Capital One Bank USA N.A. 3.375%, due 02/15/23	70,000	69,018
Capital One Financial Corp. 3.750%, due 07/28/26	270,000	256,671
Citigroup, Inc. 5.500%, due 09/13/25	425,000	459,036
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[8]	40,000	40,802
Goldman Sachs Group, Inc./The 5.150%, due 05/22/45	180,000	181,299
5.750%, due 01/24/22	200,000	213,477
JPMorgan Chase & Co. 4.625%, due 05/10/21	260,000	268,627
(fixed, converts to FRN on 07/24/47), 4.032%, due 07/24/48	150,000	142,750
Series V, (fixed, converts to FRN on 07/01/19), 5.000%, due 07/01/19[8]	75,000	74,906
Morgan Stanley 4.875%, due 11/01/22	170,000	177,932
Morgan Stanley GMTN 4.350%, due 09/08/26	365,000	366,492
Wells Fargo & Co. 5.375%, due 11/02/43	70,000	76,156
		2,466,574
Beverages—0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36[5]	150,000	145,185
4.900%, due 02/01/46[5]	30,000	28,882
		174,067
Building materials—0.1%
Boise Cascade Co. 5.625%, due 09/01/24[5]	40,000	39,200
	Face amount	Value
Corporate bonds—(continued)
Building materials—(concluded)
Builders FirstSource, Inc. 5.625%, due 09/01/24[5]	$78,000	$76,147
Jeld-Wen, Inc. 4.625%, due 12/15/25[5]	10,000	9,413
4.875%, due 12/15/27[5]	15,000	13,894
Masco Corp. 4.450%, due 04/01/25	80,000	81,047
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[5]	35,000	33,862
10.125%, due 04/01/22[5]	75,000	75,375
Summit Materials LLC/Summit Materials Finance Corp. 6.500%, due 03/15/27[5,9]	15,000	15,000
		343,938
Chemicals—0.3%
DowDuPont, Inc. 4.725%, due 11/15/28	150,000	156,561
Hexion, Inc. 6.625%, due 04/15/20	20,000	17,050
Kraton Polymers LLC/Kraton Polymers Capital Corp. 7.000%, due 04/15/25[5]	60,000	60,675
NOVA Chemicals Corp. 5.250%, due 06/01/27[5]	75,000	70,500
RPM International, Inc. 4.250%, due 01/15/48	50,000	41,274
Sherwin-Williams Co./The 3.450%, due 06/01/27	80,000	76,211
4.200%, due 01/15/22	60,000	61,269
Tronox, Inc. 6.500%, due 04/15/26[5]	50,000	47,313
W.R. Grace & Co.-Conn. 5.625%, due 10/01/24[5]	50,000	52,000
		582,853
Commercial services—0.2%
AECOM 5.125%, due 03/15/27	75,000	71,156
APX Group, Inc. 7.625%, due 09/01/23	70,000	61,688
Booz Allen Hamilton, Inc. 5.125%, due 05/01/25[5]	50,000	50,125
Brand Industrial Services, Inc. 8.500%, due 07/15/25[5]	15,000	13,538
Garda World Security Corp. 8.750%, due 05/15/25[5]	40,000	38,300
Harland Clarke Holdings Corp. 8.375%, due 08/15/22[5]	35,000	32,638
Prime Security Services Borrower LLC/ Prime Finance, Inc. 9.250%, due 05/15/23[5]	61,000	64,324
Refinitiv US Holdings, Inc. 8.250%, due 11/15/26[5]	10,000	9,784
RR Donnelley & Sons Co. 7.875%, due 03/15/21	10,000	10,250
		351,803

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Consumer products—0.0%†
Kimberly-Clark Corp. 3.625%, due 08/01/20	$45,000	$45,481
Party City Holdings, Inc. 6.125%, due 08/15/23[5]	10,000	10,138
6.625%, due 08/01/26[5]	25,000	24,625
		80,244
Diversified manufacturing—0.2%
Bombardier, Inc. 7.875%, due 04/15/27[5]	35,000	34,736
8.750%, due 12/01/21[5]	100,000	110,000
Eaton Corp. 2.750%, due 11/02/22	70,000	69,086
Illinois Tool Works, Inc. 2.650%, due 11/15/26	110,000	105,166
3.500%, due 03/01/24	110,000	112,078
Terex Corp. 5.625%, due 02/01/25[5]	35,000	34,038
		465,104
Electric-generation—0.1%
Calpine Corp. 5.375%, due 01/15/23	70,000	69,300
NRG Energy, Inc. 6.625%, due 01/15/27	40,000	42,600
7.250%, due 05/15/26	35,000	37,931
		149,831
Electric-integrated—0.6%
Alabama Power Co. 6.000%, due 03/01/39	30,000	35,982
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	81,927
4.450%, due 01/15/49	100,000	100,696
Cleveland Electric Illuminating Co./The 5.950%, due 12/15/36	100,000	112,643
Covanta Holding Corp. 5.875%, due 07/01/25	55,000	54,862
DTE Electric Co. 3.700%, due 03/15/45	50,000	47,108
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	100,000	101,848
Exelon Corp. 3.400%, due 04/15/26	120,000	116,370
Exelon Generation Co. LLC 2.950%, due 01/15/20	170,000	169,847
Florida Power & Light Co. 5.950%, due 02/01/38	45,000	55,928
Georgia Power Co., Series C, 2.000%, due 09/08/20	100,000	98,653
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	50,000	51,234
Northern States Power Co. 2.600%, due 05/15/23	50,000	49,246
3.600%, due 05/15/46	30,000	28,019
	Face amount	Value
Corporate bonds—(continued)
Electric-integrated—(concluded)
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	$40,000	$38,533
Southern Power Co. 5.250%, due 07/15/43	60,000	59,741
Talen Energy Supply LLC 10.500%, due 01/15/26[5]	35,000	36,225
Vistra Operations Co. LLC 5.500%, due 09/01/26[5]	85,000	88,187
Waste Pro USA, Inc. 5.500%, due 02/15/26[5]	25,000	24,250
		1,351,299
Electronics—0.0%†
Resideo Funding, Inc. 6.125%, due 11/01/26[5]	10,000	10,250
Energy-independent—0.5%
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	20,000	24,204
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 7.000%, due 11/01/26[5]	20,000	19,300
10.000%, due 04/01/22[5]	29,000	31,247
California Resources Corp. 8.000%, due 12/15/22[5]	50,000	39,937
Canadian Natural Resources Ltd. 3.850%, due 06/01/27	200,000	195,670
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23	40,000	39,450
Chesapeake Energy Corp. 7.500%, due 10/01/26	15,000	14,813
8.000%, due 06/15/27	25,000	24,759
Continental Resources, Inc. 5.000%, due 09/15/22	80,000	80,799
Denbury Resources, Inc. 5.500%, due 05/01/22	30,000	22,050
7.500%, due 02/15/24[5]	10,000	8,925
9.000%, due 05/15/21[5]	60,000	60,525
Devon Energy Corp. 4.000%, due 07/15/21	50,000	50,636
Endeavor Energy Resources LP/EER Finance, Inc. 5.500%, due 01/30/26[5]	15,000	15,713
Gulfport Energy Corp. 6.375%, due 05/15/25	75,000	67,125
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 10/01/25[5]	40,000	39,750
6.250%, due 11/01/28[5]	10,000	9,800
MEG Energy Corp. 6.375%, due 01/30/23[5]	10,000	9,125
6.500%, due 01/15/25[5]	15,000	14,738
7.000%, due 03/31/24[5]	15,000	13,725
Noble Energy, Inc. 5.050%, due 11/15/44	75,000	70,284

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Energy-independent—(concluded)
Oasis Petroleum, Inc. 6.250%, due 05/01/26[5]	$25,000	$23,813
Occidental Petroleum Corp. 3.400%, due 04/15/26	50,000	50,050
Parsley Energy LLC/Parsley Finance Corp. 5.375%, due 01/15/25[5]	60,000	60,150
5.625%, due 10/15/27[5]	15,000	14,850
QEP Resources, Inc. 5.250%, due 05/01/23	25,000	24,062
SM Energy Co. 6.125%, due 11/15/22	38,000	37,810
6.625%, due 01/15/27	10,000	9,525
Whiting Petroleum Corp. 6.250%, due 04/01/23	35,000	35,175
WPX Energy, Inc. 5.250%, due 09/15/24	20,000	19,925
5.750%, due 06/01/26	35,000	35,131
		1,163,066
Energy-integrated—0.0%†
BP Capital Markets PLC 3.062%, due 03/17/22	90,000	90,180
Energy-refining & marketing—0.0%†
Marathon Petroleum Corp. 4.750%, due 09/15/44	60,000	57,559
Sunoco LP/Sunoco Finance Corp. 5.875%, due 03/15/28	15,000	14,775
		72,334
Finance-diversified—0.3%
Ally Financial, Inc. 4.125%, due 02/13/22	100,000	100,715
Bank of America Corp. 6.110%, due 01/29/37	150,000	173,358
Bank of America Corp. GMTN 2.625%, due 04/19/21	90,000	89,414
Bank of America Corp. MTN 4.200%, due 08/26/24	120,000	122,302
KKR Group Finance Co. II LLC 5.500%, due 02/01/43[5]	100,000	102,396
NFP Corp. 6.875%, due 07/15/25[5]	8,000	7,620
Quicken Loans, Inc. 5.750%, due 05/01/25[5]	60,000	59,220
		655,025
Finance-other—0.6%
Dana Financing Luxembourg SARL 5.750%, due 04/15/25[5]	55,000	54,656
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20	200,000	196,620
General Electric Co. GMTN 6.000%, due 08/07/19	65,000	65,760
General Electric Co. MTN 4.650%, due 10/17/21	100,000	102,959
	Face amount	Value
Corporate bonds—(continued)
Finance-other—(concluded)
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250%, due 02/01/22	$35,000	$36,043
International Lease Finance Corp. 5.875%, due 08/15/22	320,000	340,192
KfW 4.152%, due 04/18/36[10]	105,000	59,281
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp. 5.250%, due 10/01/25[5]	65,000	61,100
National Rural Utilities Cooperative Finance Corp. 3.900%, due 11/01/28	50,000	51,270
Navient Corp. MTN 7.250%, due 01/25/22	50,000	52,438
Park Aerospace Holdings Ltd. 4.500%, due 03/15/23[5]	25,000	24,813
5.500%, due 02/15/24[5]	50,000	51,688
Springleaf Finance Corp. 5.625%, due 03/15/23	35,000	35,525
6.125%, due 03/15/24	30,000	30,338
7.125%, due 03/15/26	100,000	101,250
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.750%, due 06/15/22[5]	55,000	56,423
		1,320,356
Food/beverage—0.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson's LP/Albertson's LLC 6.625%, due 06/15/24	55,000	55,000
7.500%, due 03/15/26[5]	30,000	30,900
JBS USA LUX SA/JBS USA Finance, Inc. 6.750%, due 02/15/28[5]	50,000	51,687
7.250%, due 06/01/21[5]	35,000	35,263
Kraft Heinz Foods Co. 5.000%, due 06/04/42	40,000	36,360
5.200%, due 07/15/45	20,000	18,613
Kroger Co./The 2.800%, due 08/01/22	100,000	98,096
3.850%, due 08/01/23	160,000	162,389
Post Holdings, Inc. 5.500%, due 03/01/25[5]	45,000	45,113
		533,421
Gaming—0.1%
Eldorado Resorts, Inc. 6.000%, due 09/15/26[5]	40,000	40,700
International Game Technology PLC 6.250%, due 01/15/27[5]	25,000	26,031
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[5]	35,000	36,662
Penn National Gaming, Inc. 5.625%, due 01/15/27[5]	80,000	76,450
Scientific Games International, Inc. 10.000%, due 12/01/22	55,000	57,819
		237,662

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Gas pipelines—0.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.750%, due 03/01/27[5]	$30,000	$30,225
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25	80,000	85,201
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 5.750%, due 04/01/25	35,000	35,230
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25	50,000	48,000
Energy Transfer Operating LP 9.000%, due 04/15/19	110,000	110,719
Enterprise Products Operating LLC 2.850%, due 04/15/21	40,000	39,815
Genesis Energy LP/Genesis Energy Finance Corp. 6.000%, due 05/15/23	50,000	50,124
6.250%, due 05/15/26	35,000	32,375
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, due 02/15/26[5]	45,000	45,225
Kinder Morgan, Inc. 5.550%, due 06/01/45	120,000	125,985
MPLX LP 4.875%, due 06/01/25	70,000	72,861
NGPL PipeCo. LLC 4.875%, due 08/15/27[5]	35,000	35,208
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23	25,000	25,445
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	80,000	83,109
Summit Midstream Holdings LLC/ Summit Midstream Finance Corp. 5.500%, due 08/15/22	20,000	19,944
Sunoco Logistics Partners Operations LP 4.000%, due 10/01/27	50,000	47,977
5.400%, due 10/01/47	100,000	96,193
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 01/15/28[5]	30,000	29,925
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.000%, due 01/15/28	75,000	72,844
6.500%, due 07/15/27[5]	15,000	15,863
Williams Cos., Inc./The 4.300%, due 03/04/24	80,000	81,826
		1,184,094
Health care—0.4%
Abbott Laboratories 3.750%, due 11/30/26	62,000	62,826
Centene Corp. 5.375%, due 06/01/26[5]	25,000	25,938
6.125%, due 02/15/24	50,000	52,312
	Face amount	Value
Corporate bonds—(continued)
Health care—(concluded)
CHS/Community Health Systems, Inc. 6.250%, due 03/31/23	$60,000	$57,750
8.625%, due 01/15/24[5]	30,000	30,825
DaVita, Inc. 5.000%, due 05/01/25	65,000	62,705
Medtronic, Inc. 4.375%, due 03/15/35	65,000	68,444
Molina Healthcare, Inc. 4.875%, due 06/15/25[5]	30,000	29,550
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[5]	30,000	29,888
Tenet Healthcare Corp. 4.625%, due 07/15/24	35,000	34,781
5.125%, due 05/01/25	25,000	24,781
8.125%, due 04/01/22	120,000	128,100
UnitedHealth Group, Inc. 4.625%, due 07/15/35	90,000	97,834
WellCare Health Plans, Inc. 5.250%, due 04/01/25	65,000	66,362
Zimmer Biomet Holdings, Inc. 4.250%, due 08/15/35	50,000	44,453
		816,549
Health care providers & services—0.1%
Envision Healthcare Corp. 8.750%, due 10/15/26[5]	25,000	22,562
HCA, Inc. 5.375%, due 02/01/25	135,000	140,021
Hologic, Inc. 4.375%, due 10/15/25[5]	10,000	9,825
4.625%, due 02/01/28[5]	10,000	9,675
MEDNAX, Inc. 6.250%, due 01/15/27[5]	20,000	20,111
		202,194
Home construction—0.1%
Beazer Homes USA, Inc. 5.875%, due 10/15/27	25,000	21,844
KB Home 6.875%, due 06/15/27	15,000	15,000
Lennar Corp. 5.250%, due 06/01/26	25,000	25,094
M/I Homes, Inc. 5.625%, due 08/01/25	40,000	37,500
Shea Homes LP/Shea Homes Funding Corp. 5.875%, due 04/01/23[5]	45,000	43,312
		142,750
Insurance—0.2%
Aon PLC 3.875%, due 12/15/25	60,000	60,985
Hartford Financial Services Group, Inc./The 5.950%, due 10/15/36	70,000	80,116
HUB International Ltd. 7.000%, due 05/01/26[5]	50,000	49,000

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Insurance—(concluded)
MetLife, Inc. 4.125%, due 08/13/42	$80,000	$77,094
Prudential Financial, Inc. MTN 6.625%, due 06/21/40	60,000	75,630
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[5]	100,000	98,456
XLIT Ltd. 6.250%, due 05/15/27	50,000	57,425
		498,706
Leisure—0.0%†
NCL Corp. Ltd. 4.750%, due 12/15/21[5]	36,000	36,540
Viking Cruises Ltd. 5.875%, due 09/15/27[5]	40,000	38,552
VOC Escrow Ltd. 5.000%, due 02/15/28[5]	40,000	39,050
		114,142
Lodging—0.1%
Boyne USA, Inc. 7.250%, due 05/01/25[5]	20,000	21,400
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[5]	35,000	33,206
Hilton Domestic Operating Co., Inc. 4.250%, due 09/01/24	35,000	34,475
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 6.750%, due 11/15/21[5]	40,000	41,200
10.250%, due 11/15/22[5]	60,000	64,650
		194,931
Machinery-diversified—0.1%
Cloud Crane LLC 10.125%, due 08/01/24[5]	35,000	37,275
John Deere Capital Corp. MTN 2.450%, due 09/11/20	40,000	39,776
SPX FLOW, Inc. 5.625%, due 08/15/24[5]	34,000	34,000
Tennant Co. 5.625%, due 05/01/25	30,000	29,812
United Rentals North America, Inc. 5.875%, due 09/15/26	40,000	40,950
6.500%, due 12/15/26	25,000	26,094
		207,907
Manufacturing-diversified—0.0%†
Mueller Water Products, Inc. 5.500%, due 06/15/26[5]	45,000	45,338
Media—0.1%
Altice Luxembourg SA 7.750%, due 05/15/22[5]	200,000	198,750
Gray Television, Inc. 7.000%, due 05/15/27[5]	35,000	37,013
		235,763
	Face amount	Value
Corporate bonds—(continued)
Media-broadcast/outdoor—0.3%
21st Century Fox America, Inc. 4.950%, due 10/15/45	$120,000	$133,581
CBS Radio, Inc. 7.250%, due 11/01/24[5]	40,000	39,650
Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, due 11/15/22	100,000	102,125
Series B, 7.625%, due 03/15/20	40,000	40,020
Liberty Interactive LLC 8.250%, due 02/01/30	30,000	30,675
Netflix, Inc. 5.875%, due 02/15/25	100,000	106,000
Nexstar Broadcasting, Inc. 5.625%, due 08/01/24[5]	50,000	49,625
Sirius XM Radio, Inc. 5.375%, due 04/15/25[5]	100,000	101,906
Walt Disney Co./The GMTN 2.150%, due 09/17/20	50,000	49,560
		653,142
Media-cable—0.5%
Altice France SA 6.250%, due 05/15/24[5]	200,000	200,000
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/27[5]	20,000	19,625
5.750%, due 02/15/26[5]	85,000	88,085
5.875%, due 04/01/24[5]	150,000	156,188
5.875%, due 05/01/27[5]	75,000	77,039
Comcast Corp. 3.969%, due 11/01/47	135,000	125,229
4.600%, due 10/15/38	75,000	77,116
DISH DBS Corp. 5.875%, due 11/15/24	75,000	63,165
NBCUniversal Media LLC 4.375%, due 04/01/21	40,000	41,131
Time Warner Cable, Inc. 6.550%, due 05/01/37	25,000	26,510
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	35,000	40,390
Unitymedia GmbH 6.125%, due 01/15/25[5]	200,000	207,000
		1,121,478
Media-diversified—0.0%†
TEGNA, Inc. 6.375%, due 10/15/23	100,000	103,000
Media-non cable—0.1%
Intelsat Jackson Holdings SA 5.500%, due 08/01/23	125,000	114,687
8.000%, due 02/15/24[5]	20,000	20,813
8.500%, due 10/15/24[5]	25,000	25,243
9.750%, due 07/15/25[5]	25,000	25,937
		186,680

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Metals & mining—0.2%
Alcoa Nederland Holding BV 6.750%, due 09/30/24[5]	$10,000	$10,563
Freeport-McMoRan, Inc. 4.550%, due 11/14/24	25,000	24,750
5.450%, due 03/15/43	30,000	26,325
6.875%, due 02/15/23	15,000	15,844
Hudbay Minerals, Inc. 7.250%, due 01/15/23[5]	35,000	36,050
7.625%, due 01/15/25[5]	25,000	25,906
Novelis Corp. 5.875%, due 09/30/26[5]	50,000	48,750
Southern Copper Corp. 6.750%, due 04/16/40	90,000	104,287
Teck Resources Ltd. 6.250%, due 07/15/41	95,000	99,133
TMS International Corp. 7.250%, due 08/15/25[5]	50,000	47,750
United States Steel Corp. 6.650%, due 06/01/37	15,000	13,050
		452,408
Oil & gas—0.3%
Callon Petroleum Co. 6.125%, due 10/01/24	15,000	15,112
Diamondback Energy, Inc. 4.750%, due 11/01/24[5]	55,000	55,619
5.375%, due 05/31/25	15,000	15,525
Ecopetrol SA 5.375%, due 06/26/26	225,000	236,137
Ensco PLC 7.750%, due 02/01/26	25,000	21,000
Equinor ASA 4.800%, due 11/08/43	50,000	55,329
Marathon Oil Corp. 4.400%, due 07/15/27	125,000	126,103
Noble Holding International Ltd. 6.200%, due 08/01/40	35,000	22,400
Precision Drilling Corp. 5.250%, due 11/15/24	35,000	31,850
7.750%, due 12/15/23	15,000	15,150
Suncor Energy, Inc. 4.000%, due 11/15/47	50,000	46,412
Transocean Guardian Ltd. 5.875%, due 01/15/24[5]	9,450	9,604
Transocean Pontus Ltd. 6.125%, due 08/01/25[5]	9,450	9,544
Transocean, Inc. 9.000%, due 07/15/23[5]	10,000	10,550
		670,335
Oil field equipment & services—0.0%†
Calfrac Holdings LP 8.500%, due 06/15/26[5]	35,000	25,900
McDermott Technology Americas, Inc./ McDermott Technology US, Inc. 10.625%, due 05/01/24[5]	15,000	12,450
	Face amount	Value
Corporate bonds—(continued)
Oil field equipment & services—(concluded)
Transocean Phoenix 2 Ltd. 7.750%, due 10/15/24[5]	$20,000	$21,050
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26	25,000	25,437
6.875%, due 09/01/27[5,9]	20,000	20,400
Weatherford International Ltd. 9.875%, due 02/15/24	15,000	10,838
		116,075
Packaging & containers—0.1%
BWAY Holding Co. 7.250%, due 04/15/25[5]	25,000	23,719
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750%, due 02/01/26	25,000	25,121
Flex Acquisition Co., Inc. 7.875%, due 07/15/26[5]	65,000	62,237
Greif, Inc. 6.500%, due 03/01/27[5]	15,000	15,281
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23[5]	75,000	78,937
Trident Merger Sub, Inc. 6.625%, due 11/01/25[5]	25,000	23,563
		228,858
Pharmaceuticals—0.5%
AbbVie, Inc. 2.500%, due 05/14/20	120,000	119,203
3.200%, due 05/14/26	30,000	28,291
Actavis Funding SCS 3.000%, due 03/12/20	50,000	49,970
3.800%, due 03/15/25	90,000	88,880
Bausch Health Americas, Inc. 8.500%, due 01/31/27[5]	15,000	15,534
Bausch Health Cos., Inc. 5.875%, due 05/15/23[5]	90,000	89,550
7.000%, due 03/15/24[5]	60,000	63,225
9.000%, due 12/15/25[5]	70,000	75,053
Biogen, Inc. 4.050%, due 09/15/25	100,000	101,536
5.200%, due 09/15/45	50,000	52,457
Eagle Holding Co. II LLC 7.625% Cash or 8.375% PIK, 7.625%, due 05/15/22[5,7]	10,000	10,025
Eli Lilly & Co. 2.350%, due 05/15/22	80,000	78,795
Endo Finance LLC 5.750%, due 01/15/22[5]	25,000	23,438
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.375%, due 08/01/23[5]	50,000	50,375
Mylan NV 3.950%, due 06/15/26	150,000	139,880
Pfizer, Inc. 7.200%, due 03/15/39	70,000	98,776
		1,084,988

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Railroads—0.1%
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	$60,000	$68,002
Norfolk Southern Corp. 3.250%, due 12/01/21	70,000	70,065
Union Pacific Corp. 4.050%, due 11/15/45	70,000	65,204
		203,271
Real estate investment trusts—0.1%
AvalonBay Communities, Inc. GMTN 3.450%, due 06/01/25	70,000	69,951
Boston Properties LP 2.750%, due 10/01/26	40,000	37,010
ERP Operating LP 4.750%, due 07/15/20	35,000	35,674
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, due 09/01/26	38,000	36,417
Ventas Realty LP 3.500%, due 02/01/25	35,000	34,495
3.750%, due 05/01/24	90,000	90,366
VEREIT Operating Partnership LP 4.875%, due 06/01/26	15,000	15,297
		319,210
Restaurants—0.1%
1011778 BC ULC/New Red Finance, Inc. 5.000%, due 10/15/25[5]	40,000	38,790
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 4.750%, due 06/01/27[5]	35,000	34,464
McDonald's Corp. MTN 3.800%, due 04/01/28	100,000	99,823
4.875%, due 12/09/45	20,000	20,599
		193,676
Retail-specialty—0.1%
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23	25,000	25,812
CVS Health Corp. 3.500%, due 07/20/22	60,000	60,253
4.300%, due 03/25/28	165,000	165,113
Home Depot, Inc./The 2.125%, due 09/15/26	50,000	46,229
3.350%, due 09/15/25	40,000	40,573
		337,980
Technology-hardware—0.1%
Equinix, Inc. 5.375%, due 05/15/27	65,000	67,275
NCR Corp. 6.375%, due 12/15/23	75,000	76,085
Western Digital Corp. 4.750%, due 02/15/26	50,000	47,250
		190,610
	Face amount	Value
Corporate bonds—(continued)
Technology-software—0.5%
Apple, Inc. 3.850%, due 05/04/43	$160,000	$154,888
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	40,000	37,072
Change Healthcare Holdings LLC/ Change Healthcare Finance, Inc. 5.750%, due 03/01/25[5]	40,000	39,038
CommScope Finance LLC 8.250%, due 03/01/27[5]	15,000	15,563
CommScope Technologies LLC 6.000%, due 06/15/25[5]	75,000	70,688
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[5]	50,000	50,898
First Data Corp. 5.750%, due 01/15/24[5]	30,000	30,963
Infor US, Inc. 6.500%, due 05/15/22	100,000	101,977
Iron Mountain, Inc. 4.875%, due 09/15/27[5]	40,000	37,850
Microsoft Corp. 2.375%, due 02/12/22	180,000	178,478
4.450%, due 11/03/45	120,000	130,676
MSCI, Inc. 5.375%, due 05/15/27[5]	15,000	15,488
5.750%, due 08/15/25[5]	25,000	26,000
Oracle Corp. 2.500%, due 05/15/22	80,000	78,960
5.375%, due 07/15/40	70,000	80,321
Qorvo, Inc. 5.500%, due 07/15/26[5]	30,000	30,600
Texas Instruments, Inc. 1.650%, due 08/03/19	30,000	29,864
1.850%, due 05/15/22	90,000	87,144
		1,196,468
Telecom-wireless—0.2%
America Movil SAB de CV 3.125%, due 07/16/22	40,000	39,800
Rogers Communications, Inc. 5.000%, due 03/15/44	40,000	42,308
Sprint Corp. 7.625%, due 02/15/25	75,000	78,563
7.875%, due 09/15/23	100,000	106,875
T-Mobile USA, Inc. 6.375%, due 03/01/25	100,000	104,062
		371,608
Telephone-integrated—0.5%
AT&T, Inc. 4.350%, due 06/15/45	70,000	61,145
6.000%, due 08/15/40	170,000	182,671
CenturyLink, Inc., Series P, 7.600%, due 09/15/39	30,000	26,175

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

	Face amount	Value
Corporate bonds—(concluded)
Telephone-integrated—(concluded)
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[11]	$50,000	$67,053
Frontier Communications Corp. 8.500%, due 04/01/26[5]	20,000	18,600
9.000%, due 08/15/31	55,000	29,975
11.000%, due 09/15/25	30,000	19,163
Level 3 Financing, Inc. 5.375%, due 05/01/25	100,000	99,750
Sprint Capital Corp. 8.750%, due 03/15/32	55,000	59,612
Verizon Communications, Inc. 3.376%, due 02/15/25	43,000	42,989
4.016%, due 12/03/29[5]	282,000	281,682
4.862%, due 08/21/46	100,000	102,824
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[5]	65,000	63,050
		1,054,689
Textiles & apparel—0.0%†
William Carter Co./The 5.625%, due 03/15/27[5,9]	10,000	10,000
Tobacco—0.1%
Altria Group, Inc. 9.250%, due 08/06/19	110,000	112,784
Philip Morris International, Inc. 2.900%, due 11/15/21	130,000	129,918
Reynolds American, Inc. 5.700%, due 08/15/35	70,000	69,026
		311,728
Transportation services—0.0%†
FedEx Corp. 4.550%, due 04/01/46	80,000	74,593
Utilities—0.0%†
HD Supply, Inc. 5.375%, due 10/15/26[5]	25,000	25,375
Total corporate bonds (cost—$24,327,195)		23,986,617
Loan assignment—0.0%†
Finance-other—0.0%†
Squaretwo Financial Corp. 11.000%, due 05/24/19[2,3] (cost—$35,089)	37,301	4
	Face amount	Value
Non-US government obligations—0.4%
Chile Government International Bond 3.250%, due 09/14/21	$100,000	$100,600
Colombia Government International Bond 8.125%, due 05/21/24	260,000	309,435
Israel Government International Bond 5.500%, due 09/18/33	175,000	220,766
Panama Government International Bond 6.700%, due 01/26/36	90,000	114,183
8.875%, due 09/30/27	60,000	81,475
Poland Government International Bond 5.000%, due 03/23/22	35,000	37,008
Uruguay Government International Bond 4.125%, due 11/20/45	130,000	121,355
Total non-US government obligations (cost—$986,773)		984,822
Municipal bonds and notes—0.3%
California—0.2%
State of California (Build America Bonds) 7.550%, due 04/01/39	255,000	374,531
New York—0.0%†
Metropolitan Transportation Authority Revenue (Build America Bonds) 6.668%, due 11/15/39	40,000	51,836
Tennessee—0.1%
Tennessee Valley Authority 2.875%, due 09/15/24	120,000	120,883
Total municipal bonds and notes (cost—$522,374)		547,250
	Number of shares
Short-term investment—21.6%
Investment company—21.6%
State Street Institutional U.S. Government Money Market Fund (cost—$50,132,030)	50,132,030	50,132,030
Investment of cash collateral from securities loaned—0.1%
Money market fund—0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$215,276)	215,276	215,276
Total investments (cost—$208,833,675)—96.0%		222,991,957
Other assets in excess of liabilities—4.0%		9,387,479
Net assets—100.0%		$232,379,436

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 24.

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

Futures contracts

Number of contracts		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
442	Russell 1000 Value Index Futures	March 2019	$24,688,131	$26,756,470	$2,068,339
196	Russell 2000 Mini Index Futures	March 2019	13,622,588	15,439,900	1,817,312
33	S&P 500 E-Mini Index Futures	March 2019	4,216,096	4,594,755	378,659
US Treasury futures buy contracts:
2	US Treasury Note 5 Year Futures	June 2019	$229,144	$229,125	$(19)
Total			$42,755,959	$47,020,250	$4,264,291
US Treasury futures sell contracts:
96	US Treasury Note 10 Year Futures	June 2019	$(11,756,731)	$(11,712,000)	$44,731
Net unrealized appreciation					$4,309,022

Centrally cleared credit default swap agreements on credit indices—buy protection12

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Upfront payments received	Value	Unrealized depreciation
CDX North American High Yield 31 Index	USD	5,586	12/20/23	Quarterly	5.000%	$372,777	$(405,030)	$(32,253)
CDX North American Investment Grade 31 Index	USD	7,500	12/20/23	Quarterly	1.000	126,771	(148,389)	(21,618)
Total						$499,548	$(553,419)	$(53,871)

Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Upfront payments received (made)	Value	Unrealized appreciation
JPMCB	USD	500	03/20/19	Quarterly	3 Month USD LIBOR	IBOXX Liquid High Yield Index	$—	$12,677	$12,677
JPMCB	USD	400	06/20/19	Quarterly	3 Month USD LIBOR	IBOXX Liquid High Yield Index	—	4,082	4,082
MSCI	USD	400	06/20/19	Quarterly	3 Month USD LIBOR	IBOXX Liquid High Yield Index	—	5,474	5,474
Total							$—	$22,233	$22,233

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of February 28, 2019 in valuing the Fund's investments. In the event the Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$99,354,190	$—	$—	$99,354,190
Investment company	9,578,128	—	—	9,578,128
Preferred stock	—	—	0	0
US government obligations	—	10,016,224	—	10,016,224
Mortgage & agency debt securities	—	17,470,209	—	17,470,209
Asset-backed securities	—	5,885,960	—	5,885,960
Commercial mortgage-backed securities	—	4,821,247	—	4,821,247
Corporate bonds	—	23,986,617	—	23,986,617
Loan assignment	—	—	4	4
Non-US government obligations	—	984,822	—	984,822
Municipal bonds and notes	—	547,250	—	547,250
Short-term investment	—	50,132,030	—	50,132,030
Investment of cash collateral from securities loaned	—	215,276	—	215,276
Futures contracts	4,309,041	—	—	4,309,041
Swap agreements	—	22,233	—	22,233
Total	$113,241,359	$114,081,868	$4	$227,323,231
Liabilities
Futures contracts	$(19)	$—	$—	$(19)
Swap agreements	—	(553,419)	—	(553,419)
Total	$(19)	$(553,419)	$—	$(553,438)

At February 28, 2019, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investments that was valued using unobservable inputs for the period ended February 28, 2019:

	Preferred stock	Loan assignment
Beginning balance	$0	$4
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	4,393
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	(4,393)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$0	$4

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at February 28, 2019 was $(4,393).

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2019 (unaudited)

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

3  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

4  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $12,058,303, represented 5.2% of the Fund's net assets at period end.

6  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Perpetual investment. Date shown reflects the next call date.

9  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

10  Rate shown reflects annualized yield at the period end on zero coupon bond.

11  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

13  Payments made or received are based on the notional amount.

Portfolio acronyms:

ADR  American Depositary Receipt

ETF  Exchange Traded Fund

FRN  Floating Rate Note

GMTN  Global Medium Term Note

GS  Goldman Sachs

JPMCB  JPMorgan Chase Bank

LIBID  London Interbank Bid Rate

LIBOR  London Interbank Offered Rate

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

OEM  Original Equipment Manufacturer

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of assets and liabilities
February 28, 2019 (unaudited)

Assets:
Investments, at value (cost—$208,833,675)[1]	$222,991,957
Cash	1,539
Cash collateral on futures contracts	2,064,038
Cash collateral on swap agreements	275,990
Receivable for investments sold	6,989,361
Receivable for fund shares sold	1,501
Receivable for variation margin on futures contracts	4,309,500
Receivable for dividends and interest	669,988
Outstanding swap agreements, at value	22,233
Receivable for variation margin on centrally cleared swap agreements	10,757
Receivable for foreign tax reclaims	17
Other assets	28,220
Total assets	237,365,101
Liabilities:
Due to broker	2,147,161
Payable for when issued TBA securities	1,123,973
Payable for investments purchased	978,087
Payable to affiliates	262,229
Payable for cash collateral from securities loaned	215,276
Payable for fund shares redeemed	143,873
Accrued expenses and other liabilities	115,066
Total liabilities	4,985,665
Net assets	232,379,436
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	219,953,268
Distributable earnings	12,426,168
Net assets	$232,379,436
Class A
Net assets	$204,856,229
Shares outstanding	4,588,766
Net asset value per share	$44.64
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$47.24
Class P
Net assets	$27,523,207
Shares outstanding	604,511
Net asset value and offering price per share	$45.53

1  Includes $1,836,105 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations
For the six months ended February 28, 2019 (unaudited)

Investment income:
Dividends	$824,805
Interest	1,842,218
Securities lending income	6,844
Foreign tax withheld	(560)
Total income	2,673,307
Expenses:
Investment management and administration fees	581,771
Service fees–Class A	240,313
Service and distribution fees–Class C	16,753
Transfer agency and related services fees–Class A	56,844
Transfer agency and related services fees–Class C	4,860
Transfer agency and related services fees–Class P	7,484
Professional services	80,749
Shareholder reports	43,958
State registration fees	23,418
Custody and accounting fees	17,434
Trustees' fees	8,504
Insurance expense	1,591
Other expenses	16,929
Total expenses	1,100,608
Net investment income	1,572,699
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(261,249)
Futures contracts	(4,709,883)
Swap agreements	(334,817)
Net realized loss	(5,305,949)
Change in net unrealized appreciation (depreciation) on:
Investments	(8,232,551)
Futures contracts	3,872,687
Swap agreements	245,529
Change in net unrealized appreciation (depreciation)	(4,114,335)
Net realized and unrealized loss from investment activities	(9,420,284)
Net decrease in net assets resulting from operations	$(7,847,585)

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the six months ended February 28, 2019 (unaudited)	For the year ended August 31, 2018
From operations:
Net investment income	$1,572,699	$1,978,418
Net realized gain (loss)	(5,305,949)	18,799,327
Change in net unrealized appreciation (depreciation)	(4,114,335)	3,911,437
Net increase (decrease) in net assets resulting from operations	(7,847,585)	24,689,182
Total distributions–Class A1	(20,454,739)	(3,837,264)
Total distributions–Class C2	—	(1,121,306)
Total distributions–Class P3	(2,688,046)	(721,003)
Total distributions	(23,142,785)	(5,679,573)
From beneficial interest transactions:
Proceeds from shares sold	55,532,751	7,007,214
Cost of shares redeemed	(69,598,435)	(29,681,697)
Shares issued on reinvestment of dividends and distributions	20,669,180	5,111,443
Net increase (decrease) in net assets from beneficial interest transactions	6,603,496	(17,563,040)
Net increase (decrease) in net assets	(24,386,874)	1,446,569
Net assets:
Beginning of period	256,766,310	255,319,741
End of period	$232,379,436	$256,766,310[4]

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the period ended August 31, 2018, distribution from net investment income and net realized gains for Class A were $(900,941) and $(2,936,323), respectively.

2  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the period ended August 31, 2018, all distributions were made from net realized gains for Class C.

3  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the period ended August 31, 2018, distribution from net investment income and net realized gains for Class P were $(226,637) and $(494,366), respectively.

4  Includes accumulated undistributed net investment income of $1,662,451.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended February 28, 2019	Years ended August 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$51.30	$47.61	$43.06	$40.23	$39.87	$33.85
Net investment income[1]	0.30	0.44	0.28	0.17	0.07	0.13
Net realized and unrealized gains (losses)	(2.21)	4.37	4.45	2.65	0.38	6.06
Net increase from payment by Advisor	—	—	—	0.01	—	—
Net increase (decrease) from operations	(1.91)	4.81	4.73	2.83	0.45	6.19
Dividends from net investment income	(0.51)	(0.26)	(0.18)	—	(0.09)	(0.17)
Distributions from net realized gain	(4.24)	(0.86)	—	—	—	—
Total dividends and distributions	(4.75)	(1.12)	(0.18)	—	(0.09)	(0.17)
Net asset value, end of period	$44.64	$51.30	$47.61	$43.06	$40.23	$39.87
Total investment return[2]	(2.72)%	10.24%	11.03%	7.03%[3]	1.13%	18.35%
Ratios to average net assets:
Expenses	0.97%[4]	1.00%[5]	1.01%	1.02%	0.99%	1.00%
Net investment income	1.33%[4]	0.89%	0.63%	0.42%	0.16%	0.35%
Supplemental data:
Net assets, end of period (000's)	$204,856	$170,947	$166,224	$157,979	$161,437	$175,249
Portfolio turnover	50%	132%	253%	260%	283%	240%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. The investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was not made, total return would have been 7.01% for Class A.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P1

	Six months ended February 28, 2019	Years ended August 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$52.27	$48.49	$43.84	$40.85	$40.45	$34.32
Net investment income[2]	0.37	0.58	0.42	0.29	0.18	0.24
Net realized and unrealized gains (losses)	(2.26)	4.45	4.53	2.69	0.38	6.15
Net increase from payment by Advisor	—	—	—	0.01	—	—
Net increase (decrease) from operations	(1.89)	5.03	4.95	2.99	0.56	6.39
Dividends from net investment income	(0.61)	(0.39)	(0.30)	—	(0.16)	(0.26)
Distributions from net realized gain	(4.24)	(0.86)	—	—	—	—
Total dividends and distributions	(4.85)	(1.25)	(0.30)	—	(0.16)	(0.26)
Net asset value, end of period	$45.53	$52.27	$48.49	$43.84	$40.85	$40.45
Total investment return[3]	(2.60)%	10.52%	11.36%	7.32%[4]	1.40%	18.71%
Ratios to average net assets:
Expenses	0.72%[5]	0.74%[6]	0.73%	0.74%	0.73%	0.72%
Net investment income	1.58%[5]	1.16%	0.91%	0.69%	0.43%	0.63%
Supplemental data:
Net assets, end of period (000's)	$27,523	$29,196	$28,279	$23,617	$24,749	$24,846
Portfolio turnover	50%	132%	253%	260%	283%	240%

1  Effective July 28, 2014, Class Y shares were redesignated as Class P shares

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was made, total return would have been 7.29% for Class P.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A and Class P shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

Prior to July 12, 2018, the Fund offered Class C shares. At the recommendation of UBS Asset Management (Americas) Inc., the Fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C shares of the Fund and the automatic conversion of Class C shares of the Fund into Class A shares of the Fund (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Fund ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

Effective on October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of the Fund were automatically converted into Class A shares of the Fund. From the Closure Date to the Conversion Date (the "Conversion Period"), 12b-1 distribution fees (0.75% of average net assets) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (0.25% of average net assets) continued to be assessed. Upon conversion each Class C shareholder will own Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares. The 12b-1 service fee applicable to Class A shares applied to the converted shares. It is anticipated that the conversion of Class C shares into Class A shares will be tax-free for federal income tax purposes.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class-specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps, if any, are valued using prices from the central counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Investments

Treasury Inflation Protected Securities—The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the U.S. Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Real estate investment trusts—The Fund may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Mortgage-backed securities—The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.

Asset-backed securities—The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

Derivative instruments

Purchased options—The Fund may purchase put and call options in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. At February 28, 2019 the Fund did not hold purchased options.

Futures contracts—The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Swap agreements—The Fund may engage in swap agreements, including, but not limited to, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended February 28, 2019.

Swap agreements entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of February 28, 2019, if any, is reflected in the Statement of assets and liabilities.

At February 28, 2019, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$44,731	$—	$—	$4,264,310	$4,309,041
Swap agreements	—	—	—	22,233	22,233
Total value	$44,731	$—	$—	$4,286,543	$4,331,274

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$(19)	$—	$—	$—	$(19)
Swap agreements	—	—	(553,419)	—	(553,419)
Total value	$(19)	$—	$(553,419)	$—	$(553,438)

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

During the period ended February 28, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Net realized gain (loss)[3]
Futures contracts	$330,733	$—	$—	$(5,040,616)	$(4,709,883)
Options purchased	—	—	—	(817,957)	(817,957)
Swap agreements	—	—	(355,081)	20,264	(334,817)
Total net realized gain (loss)	$330,733	$—	$(355,081)	$(5,838,309)	$(5,862,657)
Net change in unrealized appreciation (depreciation)[4]
Futures contracts	$48,937	$—	$—	$3,823,750	$3,872,687
Options purchased	—	—	—	(492,544)	(492,544)
Swap agreements	—	—	255,526	(9,997)	245,529
Net change in appreciation (depreciation)	$48,937	$—	$255,526	$3,321,209	$3,625,672

1  In the Statement of assets and liabilities, options purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value. Futures contracts are reported using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value. Futures contracts are reported using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures and swap agreements unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures and swap agreements, unless otherwise noted. The net change in unrealized appreciation/depreciation of options purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

Offsetting of certain derivatives—The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The statement of assets and liabilities is presented gross of any netting.

At February 28, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts[1]	$4,309,041	$(19)
Swap agreements[1]	22,233	(553,419)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,331,274	(553,438)
Derivatives not subject to MNA or similar agreements	(4,309,041)	553,438
Total gross amount of assets and liabilities subject to MNA or similar agreements	$22,233	$—

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
JPMCB	$16,759	$—	$—	$16,759
MSCI	5,474	—	—	5,474
Total	$22,233	$—	$—	$22,233

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the period ended February 28, 2019, UBS AM did not waive any investment advisory and administration fees. At February 28, 2019, the Fund owed UBS AM $181,963 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A and Class P shares at a level not to exceed 1.15% and 0.90%, respectively through December 31, 2019. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2016, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended February 28, 2019, the Fund had no fee waivers/expense reimbursements subject to repayment.

During the period ended February 28, 2019, the Fund did not pay broker commissions to affiliates of the investment advisor.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A and Class C shares. Effective October 12, 2018, Class C shares of the Fund were automatically converted into Class A shares. At February 28, 2019, the Fund owed UBS AM (US) $80,266 for service and distribution fees.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. UBS AM (US) has informed the Fund that for the period ended February 28, 2019, it earned $3,928 in initial sales charges on Class A shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended February 28, 2019, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $32,849 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities, and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% of the market value for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total value securing the loan returns to at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At February 28, 2019, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
$1,836,105	$215,276	$1,668,013	$1,883,289	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The gross amount of recognized liabilities for securities lending transactions at February 28, 2019 was $215,276. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed or advised by UBS AM in a $125 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization. For the period ended February 28, 2019, the Fund did not borrow under the Committed Credit Facility.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended February 28, 2019, the Fund paid brokerage commissions to Morgan Stanley in the amount of $2,300.

During the period ended February 28, 2019, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $20,650,601. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended February 28, 2019, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $93,820,109 and $123,202,393, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the six months ended February 28, 2019:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	14,035	$601,841	—	$—	36,351	$1,784,035
Shares repurchased	(297,905)	(13,293,500)	(12,688)	(614,439)	(53,839)	(2,543,621)
Shares converted*	1,091,536	53,146,875	(1,137,075)	(53,146,875)	—	—
Dividends reinvested	448,905	18,068,430	—	—	63,387	2,600,750
Net increase (decrease)	1,256,571	$58,523,646	(1,149,763)	$(53,761,314)	45,899	$1,841,164

For the year ended August 31, 2018:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	84,137	$4,159,378	4,935	$235,136	52,504	$2,612,700
Shares repurchased	(313,146)	(15,433,287)	(204,325)	(9,678,719)	(91,138)	(4,569,691)
Dividends reinvested	70,160	3,425,203	21,036	989,949	14,024	696,291
Net decrease	(158,849)	$(7,848,706)	(178,354)	$(8,453,634)	(24,610)	$(1,260,700)

*  Conversion of Class C shares to Class A. See Organization and significant accounting policies for additional information.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

Distributions paid from:	2018
Ordinary Income	$1,115,632
Long term realized capital gains	4,563,941

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund's fiscal year ending August 31, 2019.

Aggregate cost for federal income tax purposes, was $208,833,675; and net unrealized appreciation (depreciation), including derivatives consisted of:

Gross unrealized appreciation	$22,377,951
Gross unrealized depreciation	(3,942,285)
Net unrealized appreciation	18,435,666

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2018, the Fund had no net capital loss carryforward.

ASC 740-10 "Income Taxes—Overall" set forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of February 28, 2019 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended February 28, 2019, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2018, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Principal Officers

Igor Lasun
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and
Principal Accounting Officer

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2019. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S104

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	May 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	May 8, 2019

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	May 8, 2019